SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 16, 2006

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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      MARSHALL ISLANDS                  000-14135                 52-2098714
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)


           ONE STATION PLACE, STAMFORD,                         06902
                   CONNECTICUT                               (Zip Code)
     (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

OMI announced in its November 16, 2006 press release that its Board of Directors has increased the regular quarterly dividend on its common stock to $0.14 per share and declared a dividend on its common stock payable on January 8, 2007 to holders of record on December 28, 2006. The Company also announced that the Board of Directors authorized up to $140,000,000 to be expended on the repurchase of common stock.

The press release is furnished herewith as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated November 16, 2006 announcing that its Board of Directors has increased and declared a dividend on its common stock and authorized up to $140,000,000 to be expended for common stock repurchases.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 16, 2006        By:  /s/ Craig H. Stevenson, Jr.
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                                    Craig H. Stevenson, Jr. Chairman
                                    of the Board and Chief Executive
                                    Officer



Date: November 16, 2006        By:  /s/ Kathleen C. Haines
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                                    Kathleen C. Haines
                                    Senior Vice President, Chief
                                    Financial Officer and Treasurer


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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


Exhibit No.    Description
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99.1           Press release dated November 16, 2006 announcing that its Board of Directors has increased and declared a dividend on its common stock and authorized up to $140,000,000 to be expended for common stock repurchases.